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                                                                    EXHIBIT 23.7
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                       CONSENT OF INDEPENDENT ACCOUNTANTS
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We hereby consent to incorporation by reference in the Prospectus constituting part of the Registration Statement on Form S-8 of Tele-Communications, Inc. of our report dated February 4, 1994, relating to the consolidated financial statements of TeleCable Corporation which appears on page 12 of the TCI Communications, Inc. and Tele-Communications, Inc. Current Report on Form 8-K dated August 26, 1994.

                                                 /S/ PRICE WATERHOUSE LLP
                                                 PRICE WATERHOUSE LLP

Norfolk, Virginia
November 30, 1995